UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 1. 2010
NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51567 (Commission File Number)	04-3454702 (I.R.S. Employer Identification No.)

439 S. Union St, 5th Floor, Lawrence, MA (Address of principal executive offices)	01843 (Zip Code)
(978) 687-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
We held our Annual Meeting of Stockholders on May 27, 2010. For more information on the following proposals, see our definitive Proxy Statement filed with the SEC on April 29, 2010.
Our stockholders elected by a majority of the votes cast each of the eight nominees to the Board of Directors to serve until our 2011 Annual Meeting of Stockholders, as follows:

			Broker
Director	For	Withheld	Non-Votes

Jeffrey H. Burbank	41,328,237	21,706	4,387,734
Philippe O. Chambon	40,723,990	625,953	4,387,734
Daniel A. Giannini	41,329,692	20,251	4,387,734
Earl R. Lewis	38,065,084	3,284,859	4,387,734
Craig W. Moore	40,727,368	622,575	4,387,734
Reid S. Perper	41,325,642	24,301	4,387,734
Jonathan T. Silverstein	41,326,982	22,961	4,387,734
David S. Utterberg	41,276,112	73,831	4,387,734
Our stockholders ratified the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2010 by the following vote, as follows:

For	45,673,581
Against	17,463
Abstain	46,633
Broker Non-Votes	-0-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

NxStage Medical, Inc.
Date: June 1, 2010	By:	/s/ Robert S. Brown
Robert S. Brown
Chief Financial Officer and Senior Vice President

3